

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance sheet of CNL Income Fund,  Ltd. at March 31, 2000,  and its statement of income for the three  months  then ended and is  qualified  in its  entirety  by reference to the Form 10-Q of CNL Income  Fund,  Ltd. for the three months ended
March 31, 2000.
</LEGEND>


<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   MAR-31-2000
<CASH>                                         981,610
<SECURITIES>                                   0
<RECEIVABLES>                                  50
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         9,073,286
<DEPRECIATION>                                 2,248,172
<TOTAL-ASSETS>                                 8,692,303
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     8,231,682
<TOTAL-LIABILITY-AND-EQUITY>                   8,692,303
<SALES>                                        0
<TOTAL-REVENUES>                               248,828
<CGS>                                          0
<TOTAL-COSTS>                                  108,932
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                163,802
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            163,802
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   163,802
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due  to the  nature of its  industry,  CNL  Income  Fund,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.


